                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 1999


CHANGE IN ADDRESS

     Effective September 13, 1999, the address of the Company's principal offices will be:

          The Manufacturers Life Insurance Company of North America 500 Boylston Street
          Suite 400
          Boston, MA  02116-3739

     The Annuity Service Office mailing address is:

          The Manufacturers Life Insurance Company of North America Post Office Box 9230
          Boston, MA  02205-9230

PAYMENT ENHANCEMENTS

     We are currently offering a new promotional payment enhancement for initial and subsequent purchase payments to contracts issued on and after June 21, 1999. Subsequent payments to contracts issued prior to June 21, 1999 will continue to receive the payments enhancement rates in effect at the time of the issuance of the contract. The payment enhancement rates, as a percentage of purchase payments, are as follows:

     CUMULATIVE PURCHASE                                            PAYMENT ENHANCEMENT
          PAYMENTS
                                        Guaranteed Rate                Promotional Rate              Promotional Rate
                                        ---------------                ----------------              ----------------
                                    (Contracts Issued Prior        (Contracts Issued on or       (Contracts Issued on or
                                      to January 1, 1999)         After January 1, 1999 but        After June 21, 1999)
                                                                   Prior to June 21, 1999)
Less than $500,000                            3.0%                          4.0%                         5.0%
$500,000  or  more  but  less
than $2.5 million                             4.0%                          5.0%                         5.5%
$2.5 million or more                          5.0%                          6.0%                         6.0%

Promotional Payment Enhancement rates may be terminated at any time. Contract owners should not rely on the promotional payment enhancement being in effect for subsequent payments.

     Payment enhancements are considered to be investment earnings, not purchase payments, and are taxable as income upon withdrawal.

DEATH BENEFIT DURING THE ACCUMULATION PERIOD

Effective July 30, 1999, if a contract owner dies, we will waive our right to deduct from the death benefit paid any payment enhancements applied to the contract in the 12 month period prior to the date of death.

PAYMENT OF DEATH BENEFIT

     The fifth bullet under the heading "Death Benefit During the Accumulation Period - Payment of Death Benefit" is amended as follows:

     * If the beneficiary is not the deceased's owner spouse, distribution of the contract owner's entire interest in the contract must be made within five years of the owner's death, or alternatively, distribution may be made as an annuity, under one of the annuity options described below, which begins within one year of the owner's death and is payable over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary. Upon the death of the beneficiary, the death benefit will equal the contract value and must be distributed immediately in a single sum.

TRANSFERS AMONG INVESTMENT OPTIONS

     The following disclosure supplements the disclosure under "Transfers Among Investment Options."

"Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to our rules. However, the contract is not designed for professional market timing organizations or other entities or persons engaging in programmed, frequent or large exchanges (collectively, "market timers") to speculate on short-term movements in the market since such activity may be disruptive to the Trust portfolios and increase their transaction costs. Therefore, in order to prevent excessive use of the exchange privilege, we reserve the right to (a) reject or restrict any specific purchase and exchange requests and (b) impose specific limitations with respect to market timers including restricting exchanges by market timers to certain variable investment options (transfers by market timers into or out of fixed investment options is not permitted)."

INFORMATION REGARDING THE ULTIMATE PARENT COMPANY OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

     The second paragraph under "The Manufacturers Life Insurance Company of North America" is amended and restated as follows:

"On January 20, 1998, the Board of Directors of The Manufacturers Life Insurance Company ("Manulife"), our ultimate parent company, announced that it had asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to a publicly traded, shareholder-owned company. On May 19, 1999 this plan was approved by the Board of Directors of Manulife and on July 29, 1999, Manulife's eligible policyholders voted in favor of demutualization. Provided that all necessary regulatory approvals are obtained, Manulife expects that demutualization will take place in Autumn, 1999."

DISTRIBUTION OF CONTRACTS

     The following replaces the sixth sentence of the paragraph under the heading "General Matters - Distribution of Contracts."

     "Wood Logan is a wholly owned subsidiary of a holding company that is 78.4% owned by The Manufacturers Life Insurance Company (U.S.A.) and 21.6% owned by MRL Holding, LLC."


                      SUPPLEMENT DATED SEPTEMBER 13, 1999.